Financial Results for the Fourth Quarter and Fiscal Year Ended October 31, 2009 Exhibit 99.1

Forward-Looking Statements
Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. VeriFone’s actual results or actions may differ materially from those projected in the forward-
looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to VeriFone’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q.  VeriFone is under no obligation to, and expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Non GAAP Financial Measures
With respect to any non-GAAP financial measures presented in the information, reconciliations of non-GAAP to GAAP financial measures may be found in VeriFone’s quarterly earnings release as filed with the Securities and Exchange Commission. Management uses non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these non-GAAP financial measures help it to evaluate VeriFone’s
performance and to compare VeriFone’s current results with those for prior periods as well as with the results of peer companies. These non-GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP.

Non-GAAP Profit & Loss Overview
($ in thousands, except EPS)
$ $ $ $
Revenue 214,163        -12.8% 201,684        -5.8% 211,371        4.8% 217,898        3.1%
Gross Margin 75,309          -11.5% 68,221          -9.4% 77,777          14.0% 82,531          6.1%
Gross Margin % 35.2% 33.8% 36.8% 37.9%
Operating Expense 50,687          -7.5% 44,841          -11.5% 43,541          -2.9% 47,814          9.8%
Operating Expense % 23.7% 22.2% 20.6% 21.9%
Operating Profit 24,622          -18.7% 23,380          -5.0% 34,236          46.4% 34,717          1.4%
Operating Margin % 11.5% 11.6% 16.2% 15.9%
Net Interest and Other (4,384)           -41.0% (3,967)           -9.5% (3,622)           -8.7% (4,229)           16.8%
Pretax Profit 20,238          -11.5% 19,413          -4.1% 30,614          57.7% 30,488          -0.4%
Taxes 5,667            -11.5% 5,436            -4.1% 8,572            57.7% 8,537            -0.4%
Net Income 14,571          -11.5% 13,977          -4.1% 22,042          57.7% 21,951          -0.4%
Net Income % 6.8% 6.9% 10.4% 10.1%
EPS 0.17              -10.5% 0.17              0.0% 0.26              52.9% 0.26              0.0%
Q109 Q409
Sequential
Inc(Dec) %
Sequential
Inc(Dec) %
Sequential
Inc(Dec) %
Sequential
Inc(Dec) %
Q209 Q309

Revenue Profile
Services
14.6%
Emerging
Markets
40.0%
Developed
Markets
60.0%
System
Solutions
85.4%
Q409 Revenue
($ in thousands)
$ $ $ $
North America 83,900          -10.0% 83,444          -0.5% 89,034          6.7% 87,066          -2.2%
Europe 66,141          -14.8% 63,773          -3.6% 67,148          5.3% 68,485          2.0%
Latin America 43,608          -17.4% 40,339          -7.5% 30,561          -24.2% 35,563          16.4%
Asia 20,514          -6.0% 14,128          -31.1% 24,628          74.3% 26,784          8.8%
Total 214,163        -12.8% 201,684        -5.8% 211,371        4.8% 217,898        3.1%
Q109 Q209 Q309 Q409
Sequential
Inc(Dec) %
Sequential
Inc(Dec) %
Sequential
Inc(Dec) %
Sequential
Inc(Dec) %

VeriFone
THE WAY TO PAY™

VeriFone®
Transportation Systems

abc 7 abc ESPN

ZAGAT People REUTERS

TaxiTV Media
• 10,700 media enabled taxis
• 6 major metros
• 122M advertiser impressions per
month
• Full sight, sound, motion
• Highly desirable audience
• Captive uncluttered environment
• Measurable
• Accountable
• Interactive

Visa Data Field Encryption Best Practices
Security Goal Best Practice
Limit clear text availability of
cardholder data and sensitive
authentication data to the point
of encryption and the point of
decryption.
1. Clear text cardholder and authentication data shall only be available at the point of encryption and decryption.
2. All cardholder data shall be encrypted using only approved encryption algorithms (e.g. AES, TDES).
3. All cardholder data and authentication data shall be encrypted except the first 6 and last 4 digits of the PAN.
4. Sensitive authentication data must not be stored after authorization even if encrypted (per PCI DSS).
Use robust key management
solutions consistent with
international and/or regional
standards.
5. Keys shall be managed per ANSI X9.24/ISO 11568 within Secure Cryptographic Devices such as a PED, HSM, etc.
6.  All keys and key components shall be generated using an approved random process such as NIST SP 800-22.
7.  Documentation describing key management solution must be made available upon request for evaluation purposes.
8. a) Keys shall be conveyed in a secure manner such as the key X9/TR-34 Interoperable Method for Distribution Keys
8 b) If remote key distribution is used, mutual authentication of the sending and receiving devices shall be performed.
9.  Keys used in the data field encryption process must be unique per device
Use key-lengths and
cryptographic algorithms
consistent with international
and/or regional standards.
10. Encryption keys shall have strength of at least 112 equivalent bit strength.
11. FPE must be evaluated by an independent security evaluation organization and subjected to a peer review.
Protect devices used to perform
cryptographic operations against
physical/logical compromises.
12. Devices used to perform cryptographic operations should undergo independent assessment to ensure that the hardware and software they are using is resilient to attack.
13. Keys shall be protected against physical and logical compromise. Public keys shall be protected from substitution and their integrity and authenticity shall be ensured.
Use an alternate account or
transaction identifier for business
processes that requires the
primary account number to be
utilized after authorization,.
14. If any cardholder data  is needed after authorization, a transaction ID or token should be used instead.
VeriShield Protect Meets Visa Data Field Encryption Best Practices

VeriShield Protect Initiative
• RBS WorldPay and Chase Paymentech announced adoption and remarketing to their retail customers
• Two other processors have agreed to accept incoming transactions encrypted by VSP
• Two large customers now live, processing over five million transactions per week
• Several other national retailers nearly live; waiting for Holiday shopping season to pass
• Services-based revenue model is being sustained due to enormous cost benefits to customer and risk reduction

VeriFone
THE WAY TO PAY™

PAYware
Mobile
VeriFone
THE WAY TO PAY™

Introducing PAYware Mobile
Effortless, Wireless
• Quickly turns the iPhone into a robust
payment device
• Complete solution (payment app + reader)
• Eliminates human error from manual entry
• Easily captures signatures
Security In Motion
• End-to-end encryption with VeriShield
Protect
• Developed by the leader in secure payments
Saves Merchants Time and Money
• Lowers transaction fees by over 30%
• Reduces deposit slips and manual receipts
Durability, Backed by Experience
• Over 30 years of experience in field-tested,
payment technology
• From the maker of first mass-market
payment device
• Highest quality components
Rock Solid Freedom
Trust the payment leader for the
most solid, secure payment
solution for iPhones

10 Non-GAAP Gross Margin Review FY08 Q109 Q209 Q309 Q409 System Solutions 35.6% 34.2% 31.6% 35.6% 37.1% Services 37.7% 41.8% 47.4% 44.5% 42.3% Total 35.8% 35.2% 33.8% 36.8% 37.9% % of Revenue

Non GAAP Operating Expenses
FY08 Q109 Q209 Q309 Q409
Research and Development 7.2% 7.4% 6.8% 6.8% 7.0%
Sales and Marketing 8.9% 7.8% 7.5% 7.1% 8.2%
G&A 7.9% 8.5% 7.9% 6.7% 6.7%
Total 24.0% 23.7% 22.2% 20.6% 21.9%
Non GAAP Operating Expense as
Reported ($M)
221.5         50.7              44.8              43.5              47.8
Non GAAP Operating Expense,
Constant Currency ($M)
207.4         51.5              46.9              44.4              47.8
% of Revenue

Cash Flow and Balance Sheet
($ in thousands, except Days)
$ $ $ $
Cash Flow from Operations before
Changes in Working Capital
15,694          18,482          37,622          29,188
Cash Flow from Operations 7,099            62,459          57,792          75,259
Key Balance Sheet Items:
Cash 155,075        201,306        254,812        324,996
Accounts Receivables, net 158,479        69              165,980        77              176,069        78              157,357        68
Accounts Receivables Reserves (4,949)            (5,021)            (4,667)            (4,556)
Inventories, net 139,770        96              105,641        81              98,480          66              95,921          62
Inventories Reserves (33,790)          (40,684)          (38,254)          (33,045)
Accounts Payable 49,533          32              61,118          41              74,813          51              87,094          58
Deferred Revenue, net 59,081          61,088          63,937          63,962
Note:      Accounts Receivable Days Sales Outstanding is calculated based on Gross Accounts Receivable Net of Reserve for Product Returns
              Days in Inventory is calculated as Average Net Inventory divided by Total Cost of Goods Sold
              Days in Accounts Payable is calculated as Accounts Payable divided by Total Cost of Goods Sold
Q209 Q309 Q109 Q409
Days Days Days Days

Debt Review
Q4 FY08 Q1 FY09 Q2 FY09 Q3 FY09
($ in millions, except ratio calculations) Oct. 2008 Jan. 2009 Apr. 2009 Jul. 2009
Total Leverage Ratio
1 Consolidated Funded Indebtedness [a] $113.7 $116.3 $87.2 $30.7 ($36.9)
less Cash on Hand
2 Consolidated EBITDA for Last Four Quarters [b] $61.4 $77.9 $85.7 $93.5 $118.4
Actual Result [= line 1 / line 2] 1.9 1.5 1.0 0.3 (0.3)
Maximum Level for Compliance 3.5 3.5 3.5 3.5 3.5
Compliant? Yes Yes Yes Yes Yes
Fixed Charge Coverage Ratio
For Last Four Quarters:
3 Consolidated EBITDA $47.4 $69.1 $69.4 $86.3 $109.0
less Consolidated Capital Expenditures as Adjusted
less Consolidated Cash Taxes
4 Consolidated Cash Interest Expense [c] $16.3 $16.5 $16.1 $10.1 $9.0
plus Consolidated Scheduled Debt Payments
Actual Result [= line 3 / line 4] 2.9 4.2 4.3 8.6 12.1
Minimum Level for Compliance 2.0 2.0 2.0 2.0 2.0
Compliant? Yes Yes Yes Yes Yes
Oct. 2009
Q4 FY09

Guidance
• For the first quarter ending January 31, 2010, VeriFone expects to record net revenues of between $215 and $218 million.  Non-GAAP net income per share is projected to be in the range of $0.22 to
$0.23.
• For the full year of fiscal 2010, VeriFone expects net revenues to be between $900 million and $915 million.  Non-GAAP net income per share is projected to be in the range of $0.97 to $1.07, for the same time period.

Financial Results for the Fourth Quarter and Fiscal Year Ended October 31, 2009